UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2019

REGEN BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-191725

4700 Spring Street, St 304, La Mesa, California 91942

(Address of Principal Executive Offices)

(619) 702 1404

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 7.01.  Regulation FD Disclosure.

On May 8, 2019 Regen BioPharma, Inc., a Nevada corporation (the “Company”) discovered that false information was being disseminated through Market Watch stating that the Company had initiated a reverse merger with Aregen Bioscience Inc. As of May 8, 2019 the Company is currently not in any discussions with any other entities regarding any business combination including, but not limited to, a reverse merger or acquisition.

Item 8.01.  Other Events

On May 8, 2019 Regen BioPharma, Inc., a Nevada corporation (the “Company”) discovered that false information was being disseminated through Market Watch stating that the Company had initiated a reverse merger with Aregen Bioscience Inc. As of May 8, 2019 the Company is currently not in any discussions with any other entities regarding any business combination including , but not limited to, a reverse merger or acquisition.

Item 9.01 Exhibits

Exhibit 99.1 Press Release

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOPHARMA, INC.

Dated: May 8, 2019	By: /s/ David Koos
David Koos
Chief Executive Officer

3